DUG PERMIAN BASIN J. ROSS CRAFT PRESIDENT & CHIEF EXECUTIVE OFFICER Building Momentum: Multi-Bench and Pad Development in the Southern Midland Basin Exhibit 99.1

ANDREWS
MARTIN
HOWARD
MITCHELL
ECTOR
MIDLAND
STERLING
GLASSCOCK
CRANE
REAGAN
UPTON
IRION
CROCKETT
SCHLEICHER

N Midland Basin
20%
S Midland Basin
80%

Horizontal Wells (2010 - present)
450
400
350
300
250
200
150
100
50
0
416
416
415
172
141
85
60
36
21
18
13
11
5
CROCKETT
IRION
REAGAN
UPTON
GLASSCOCK
MIDLAND
MARTIN
STERLING
ANDREWS
ECTOR
SCHLEICHER
HOWARD
CRANE

APPROACH RESOURCES

Wolfcamp oil shale play – activity overview 2 N = 1,809 Note: Data sourced from company news releases/IR presentations, public databases, DrillingInfo and IHS.

Wolfcamp oil shale play – S Midland Basin

Ham 1801H
1,202 Boe/d  (B)
Rocker B-N 74H
1,338 Boe/d  (B)
University 2-20  12
3,176 Boe/d  (B)
University 901H
1,561 Boe/d  (B)
Rocker B 9H
1,022 Boe/d  (B)
University 2-20  14
1,852 Boe/d  (C)
University 1804H
1,803 Boe/d  (C)
University 905H
1,302 Boe/d  (B)
University 10-1 2H
1,311 Boe/d  (B)
University 906H
1,277 Boe/d  (A)
Scott Sugg 5051 1H
1,255 Boe/d  (B)
Halcomb 3304H
1,037 Boe/d  (B)
Munson  1005H
1,295 Boe/d  (B)
Bennie 4342 2H
1,260 Boe/d  (B)
Linthicum M 2H
1,294 Boe/d  (B)
University 48-7 1H
1,448 Boe/d  (C)
University 43 902H
1,256 Boe/d  (B)
University 40-1309H
2,005 Boe/d  (B)
University E 4108CH
1,021 Boe/d  (B)
University 49 1H
1,561 Boe/d  (B)
University 47-48
2301H
1,398 Boe/d  (B)
Pangea West 6533HA
843 Boe/d  (A)
University 45 803HB
1,044 Boe/d (B)
University 45 2216HB
1,042 Boe/d (B)
Baker B 207HB
1,003 Boe/d (B)
University 45 2304HB
1,111 Boe/d (B)
University 45 2302HB
1,136 Boe/d (B)
University 45 2301HB
1, 310 Boe/d (B)
University 45 905HA 1,027
Boe/d (A)
Baker B  256HB
1,334 Boe/d (B)
Clinch 4238 1H
1,260 Boe/d  (A)
Lane Trust C/E 42 2HL
2,147 Boe/d  (C)
Sugg C  271HU
1,112 Boe/d (C)
Sugg C 273HU
1,221 Boe/d (A)
Sugg A 143 4HU
1,904 Boe/d (A)
Ham 1825H
1,780 Boe/d  (C)
Ham 1802H
1,338 Boe/d  (B)
Wolfcamp HZ Oil Shale Play was discovered in the S Midland Basin
Well IPs range from several hundred Boe to >3,000 Boe/d and EURs range from 350 to >750 MBoe
Note: Data sourced from company news releases/IR presentations, public databases, DrillingInfo and IHS.
Baker B 234 HC
970 Boe/d (C)
University 45 713HC
879 Boe/d (B)
University 43-22 H
1,192 Boe/d  (B)
Reagan
Upton
Crockett
Sutton
Schleicher
Tom
Green
Sterling
Irion

Daily Production (Boe / Day)
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

APPROACH RESOURCES

1 st Producing
Asset
Beginning Large Scale Development of
Wolfcamp Oil Shale Play
Launching IPO
Announcing
Wolfcamp Oil Shale Discovery
Commercializing
Wolfcamp Oil Shale Discovery
Successful transition to an oil and liquids-rich Permian producer –
Approach’s story

Oil
NGL
Gas
0
2,000
4,000
6,000
8,000
10,000
12,000
30
%
70
%

WOLFCAMP SHALE OIL RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company overview
AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $1.1 BN
High-quality reserve base
115 MMBoe proved reserves
$1.1 BN proved PV-10
99% Permian Basin
Permian core operating area
162,000 gross (144,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000+ Identified HZ drilling locations targeting
Wolfcamp A/B/C
2014 Capital program of $400 MM
Running 3 HZ rigs in the Wolfcamp shale play to drill
70 wells during 2014
Notes: Proved reserves and acreage as of 12/31/2013 and 3/31/2014, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $20.70 per share on 5/2/2014, plus net debt as of 3/31/2014. See “PV-10 (unaudited)” slide.

Wells drilled
Production (MBoe/d)
140
120
100
80
60
40
20
0
14
12
10
8
6
4
2
0
47
122
87
56
94
32
88
45
70
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
Vertical
Horizontal

APPROACH RESOURCES

Long history of operating in Midland Basin

WELLS DRILLED TO DATE
• Drilled more than 750 wells
in Midland Basin since
2004
• One of the first-movers in
the HZ Wolfcamp play with
longest production history
and track record of full-
scale development
• Well data, core data, 3-D
seismic and micro-seismic
reduces future
development risk
69
46

120
100
80
60
40
20
0
MMBoe
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Gas (MMBoe)
Oil & NGLs (MMBbls)

10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
MBoe/d
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)

APPROACH RESOURCES

Strong track record of reserve and production growth 7 RESERVE GROWTH CAGR 31% PRODUCTION GROWTH CAGR 34%

UNIVERSITY 9-15-1
devon
Pangea West 5701
Approach
University 40-1302H
eog resources
University 45 A 1401
Approach
Baker A 112
Approach
University 56-6 1
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

Wolfcamp shale oil play 8 WIDESPREAD, THICK, CONSISTENT & REPEATABLE

AREX Wolfcamp activity

Note: Acreage as of 3/31/2014.
STRATIGRAPHIC UNIT
Clearfork/Spraberry
Dean
Wolfcamp
A
B
C
Canyon
Strawn
Ellenburger
NORTH &
CENTRAL PANGEA
PANGEA WEST
• 1Q14 Activity included:
Stacked A/C completion
Schleicher
Crockett
Irion Reagan
Sutton
• 1Q14 Activity included:
Stand-alone B-zone
completions and stacked B/C
completions in North &
Central Pangea
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling

800
700
600
500
400
300
200
100
0
Daily Production (Boe including NGLs)
0
90
180
270
360
450
540
630
720
810
900
990
Time (Days)

APPROACH RESOURCES

AREX HZ Wolfcamp well performance

AREX HZ WOLFCAMP (BOE/D)
Note: Daily production normalized for operational downtime.
Production Data from
AREX C Bench Wells (4)
Production Data from
AREX A Bench Wells (8)
Production Data from
AREX B Bench Wells (63)
450 MBoe Type Curve
Wolfcamp Shale Oil

Efficiency-driven transition to two-bench pad development

• Reduces time between spud to
first sales
• 7 to 8 wells per section
• Reduces surface footprint
• Reduces rig mobilization costs
• Completion optimization from
zipper fracs and frac cost savings
• 14 to 16 wells per section
2011 – 2013: SINGLE-BENCH
DEVELOPMENT
CURRENT:  TWO-BENCH
DEVELOPMENT
TRANSITION FROM SINGLE-BENCH TO TWO-BENCH DEVELOPMENT
660’
A
B
C
Map view
X-Section
view
~1200’
thick
660’
Note: Target zones in X-Section view are illustrative.
660’
OR

Evaluating water infrastructure

Key factors for Approach in determining to install large-scale water infrastructure system:
Large, primarily contiguous acreage position
Delineation of Wolfcamp shale across acreage position and
transition to large-scale development phase
How efficiently can we source and transport water from A to B?
Responsible operatorship
Water infrastructure and equipment projects are key to large-scale field development and to reducing D&C and LOE costs

Receipt Point
Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
WTG High Pressure line
BLK 54 Compressor
BLK 54 Pit
1401
BLK 45 N Compressor
BLK 45 N Pit
42-15-7X
Midway Truck Station
BLK 45 S Compressor
BLK 42-14 Pit
BLK 45 DCP Tap
Baker 2nd Pit
190 Pit
BLK 42-21 Pit
MOORE PIT
CT Compressor
Baker Pit
Baker DCP Taps
West 2106
Cinco Terry Pit
Childress Pit
DCP Line
Gas gathering line
Lauffer Compressor
DCP Line
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
OZONA
DCP Processing Plants

APPROACH RESOURCES

Infrastructure for large-scale development

• Reducing D&C cost
• Reducing LOE
• Increasing project profit margin
• Minimizing truck traffic and surface
disturbance
Pangea
West
North & Central Pangea
South
Pangea
Schleicher Crockett
Irion Reagan
Sutton
50-Mile Oil Pipeline
100,000 Bbls/d
Capacity

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$5.19
$5.59
$7.06
$7.48
$7.92
$8.72
$8.97
$10.43
$11.00
$12.20
$14.00
Peer 1
Approach
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$5.5
$5.8
$6.0
$6.3
$6.5
$7.1
$7.4
$7.5
$8.0
$8.0
$8.1
Approach
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

APPROACH RESOURCES

Low cost operator

Expect to drill ~20 to 24 HZ wells per rig in
2014 vs. prior estimate of 10 to 12 HZ
wells per rig
3 HZ rigs currently running in Project
Pangea / Pangea West
Recently drilled wells in 10 to 11 days
(~7,500’ lateral)
Compressing spud-to-sales times
Focusing activity around field infrastructure systems
COMPETITIVE LOE (FY13 LOE/Boe) OPERATIONAL EFFICIENCY
BEST-IN-CLASS HZ D&C ($MM/Well)
Avg. $6.9 MM
Avg. $8.96/Boe
Note: Peers include APA, ATHL, CPE, DVN, FANG, EGN, EPE, LPI, PXD and RSPP.  Data sourced from  SEC filings and company news releases/IR presentations.

80
70
60
50
40
30
20
10
0
IRR (%)
350
400
450
500
550
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

APPROACH RESOURCES

AREX HZ Wolfcamp economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea. HZ Wolfcamp economics assume NYMEX – Henry Hub strip and NGL price based on 40% of WTI.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations ~2,000
Gross Resource
Potential
~1 Bn
Boe
BTAX IRR SENSITIVITIES
•
Horizontal drilling improves recoveries and
returns
•
Targeting Wolfcamp A / B / C
•
7,000’+ lateral length
•
~80% of EUR made up of oil and NGLs

Key takeaways
•
Wolfcamp HZ oil shale play has expanded to more than 10 counties since discovered in Crockett and Irion Counties in 2010
•
More than 1,800 HZ Wolfcamp wells have been drilled across the
Midland Basin
• Nearly 80% of the horizontal wells have been drilled in S Midland Basin
• Crockett, Irion and Reagan Counties account for most activity
•
S Midland Basin is shallower– lower cost of drilling
•
N Midland Basin is deeper – higher cost of drilling
•
Contiguous acreage, infrastructure and operational efficiency – lower cost of completion and operations

Appendix

PV-10 (unaudited)

PV-10 (UNAUDITED)
(in millions) December 31, 2013
PV-10 $ 1,132
Less income taxes:
Undiscounted future income taxes (919)
10% discount factor 463
Future discounted income taxes (456)
Standardized measure of discounted future net cash flows $ 676
The present value of our proved reserves, discounted at 10% (“PV-10”), was estimated at $1.1 billion at December 31, 2013, and was calculated based on the first-of-the-month, twelve-month average prices for oil, NGLs and gas, of $97.28 per Bbl of oil, $30.16 per Bbl of NGLs and $3.66 per MMBtu of natural gas.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their “present value.” We believe PV-10 to be an important measure for evaluating the relative significance of our oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the Company. We believe that PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry.
The following table reconciles PV-10 to our standardized measure of discounted future net cash flows, the most directly comparable measure calculated and presented in accordance with GAAP. PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.

Forward-looking statements

The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.
Cautionary statements regarding oil & gas quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,”
“expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Thank you